SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 7, 1998
                                                ------------------------------

                            Dominion Resources, Inc.
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             (Exact name of registrant as specified in its charter)

       Virginia                           1-8489                54-1229715
       --------                           ------                ----------
(State of other juris-                 (Commission           (IRS Employer
diction of Incorporation)               File Number)         Identification No.)

          901 East Byrd Street, Richmond, Virginia                23219-6111
          ----------------------------------------                ----------
           (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (804) 775-5700
                                                   -------------------

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          (Former name or former address if changed since last report.)


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ITEM 5.  OTHER EVENTS

On August 7, 1998, Dominion Resources, Inc.'s largest subsidiary, Virginia Electric and Power Company (Virginia Power) received a Final Order from the Virginia State Corporation Commission (the Virginia Commission) approving the settlement of Virginia Power's pending rate case. See the full text of the Final Order filed as Exhibit 99 herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99 - Commonwealth of Virginia, State Corporation Commission, Final Order, dated
     August 7, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DOMINION RESOURCES, INC.
                                                     Registrant

                                                  D. L. HEAVENRIDGE
                                              --------------------------
                                                  D. L. Heavenridge
                                                Executive Vice President

Date: August 10, 1998